--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                October 17, 1997




                   IMC Home Equity Loan Owner Trust 1997-6
        ------------------------------------------------------------
           (Exact name of registrant as specified in its charter)



         Delaware                   333-31197-02           Being Applied For
-----------------------------      ---------------      ----------------------
(State or Other Jurisdiction)        (Commission           (I.R.S. Employer
      of Incorporation)              File Number)         Identification No.)


c/o Wilmington Trust Company, as Owner Trustee
       1100 North Market Street
         Wilmington, Delaware                                19890
---------------------------------------                 ---------------
         (Address of Principal                             (Zip Code)
           Executive Offices)



      Registrant's telephone number, including area code (302) 651-1000
                                                         --------------


                                  No Change
     -------------------------------------------------------------------
        (Former name or former address, if changed since last report)

ITEM 5.       OTHER EVENTS.

        Reference is hereby made to the Registration Statement on Form S-3 (Registration File No. 333-31197), as amended, filed by IMC Securities, Inc. (the "Depositor") with the Securities and Exchange Commission (the "Commission") on July 31, 1997, pursuant to which the Depositor registered $3,000,000,000 aggregate principal amount of its mortgage asset-backed certificates and notes, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated August 18, 1997, and the related Prospectus Supplement, dated October 17, 1997, which were previously filed with the Commission pursuant to Rule 424(b)(5), with respect to the IMC HOME EQUITY LOAN OWNER TRUST 1997-6 Adjustable Rate Home Equity Loan Asset Backed Notes, Series 1997-6 (the "Notes").

        The Notes were sold to PaineWebber Incorporated, as representative for the several underwriters pursuant to the terms of an underwriting agreement dated October 17, 1997 (the "Underwriting Agreement") among IMC Securities, Inc., the IMC Home Equity Loan Owner Trust 1997-6 (the "Registrant" or the "Trust") and PaineWebber Incorporated, acting on its own behalf and as a representative of Bear, Stearns & Co. Inc. and Nomura Securities International, Inc. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1.

        The Notes were issued pursuant to an Indenture dated as of October
1, 1997 (the "Indenture") between the Registrant and The Chase Manhattan Bank, as Indenture Trustee. A copy of the Indenture is filed herewith as Exhibit 4.1.

        The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust primarily include a pool of adjustable rate home equity loans (the "Home Equity Loans") secured by first and second lien mortgages or deeds of trust on one-to-four family residential properties.

        Beneficial interests in the Trust are represented by certificates issued pursuant to the Owner Trust Agreement dated as of October 1, 1997 (the "Trust Agreement") between the Depositor and Wilmington Trust Company, as Owner Trustee. A copy of the Trust Agreement is filed herewith as Exhibit 4.2.

        The Home Equity Loans were sold by IMC Mortgage Company (the "Seller/Servicer") to the Depositor pursuant to the terms of a Loan Sale Agreement dated as of October 1, 1997 (the "Loan Sale Agreement") and were simultaneously sold by the Depositor to the Registrant pursuant to the Sale and Servicing Agreement (defined below). A copy of the Loan Sale Agreement is filed herewith as Exhibit 10.1.

        The Home Equity Loans will be serviced by the Seller/Servicer pursuant to the terms of a Sale and Servicing Agreement dated as of October 1, 1997 (the "Sale and Servicing Agreement") among IMC Mortgage Company as Seller and Servicer, the Depositor, the

Registrant and The Chase Manhattan Bank as Indenture Trustee. A copy of the Sale and Servicing Agreement is filed herewith as Exhibit 10.2

        As of the Closing Date, the Home Equity Loans possessed the characteristics described in the Prospectus dated August 18, 1997 and the Prospectus Supplement dated October 17, 1997 filed pursuant to Rule 424(b)(5) of the Act on October 23, 1997.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

(a)           Not applicable

(b)           Not applicable

(c)           Exhibits:

              1.1 Underwriting Agreement dated October 17, 1997, among IMC Securities, Inc., IMC Home Equity Loan Owner Trust 1997-6 and PaineWebber Incorporated, acting on its own behalf and as a representative of Bear, Stearns & Co. Inc. and Nomura Securities International, Inc.

              4.1 Indenture, dated as of October 1, 1997, between IMC Home Equity Loan Owner Trust 1997-6, as Issuer and The Chase Manhattan Bank, as Indenture Trustee.

              4.2 Owner Trust Agreement, dated as of October 1, 1997 between IMC Securities, Inc., as Depositor, and Wilmington Trust Company, as Owner Trustee.

              10.1 Loan Sale Agreement, dated as of October 1, 1997 between IMC Securities, Inc., as Depositor, and IMC Mortgage Company, as Seller.

              10.2 Sale and Servicing Agreement dated as of October 1, 1997, among IMC Securities, Inc., as Depositor, IMC Home
                      Equity Loan Owner Trust 1997-6, as Issuer, IMC Mortgage Company, as Seller and Servicer, and The Chase Manhattan Bank, as Indenture Trustee.

                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 IMC HOME EQUITY LOAN OWNER TRUST 1997-6

                                 By:   WILMINGTON TRUST COMPANY,
                                       as Owner Trustee

                                 By:      /s/ James P. Lawler
                                       -----------------------------------
                                       Name:  James P. Lawler
                                       Title: Vice President


Dated: November 5, 1997

                                 EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION                                               PAGE NO.
1.1           Underwriting Agreement dated October 17, 1997, among
              IMC Securities, Inc., IMC Home Equity Loan Owner Trust
              1997-6 and PaineWebber Incorporated, acting on its own
              behalf and as a representative of Bear, Stearns & Co. Inc.
              and Nomura Securities International, Inc.


4.1           Indenture, dated as of October 1, 1997, between IMC Home
              Equity Loan Owner Trust 1997-6, as Issuer and The Chase
              Manhattan Bank, as Indenture Trustee.


4.2 Owner Trust Agreement, dated as of October 1, 1997 between IMC Securities, Inc., as Depositor, and
              Wilmington Trust Company, as Owner Trustee.


10.1          Loan Sale Agreement, dated as of October 1, 1997 between
              IMC Securities, Inc., as Depositor and IMC Mortgage
              Company, as Seller.


10.2 Sale and Servicing Agreement dated as of October 1, 1997, among IMC Securities, Inc., as Depositor, IMC Home
              Equity Loan Owner Trust 1997-6, as Issuer, IMC Mortgage
              Company, as Seller and Servicer, and The Chase Manhattan
              Bank, as Indenture Trustee.